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                                                         SEC FILE NOS. 033-08865
                                                                       811-04847

                               ECLIPSE FUNDS INC.
                                  ECLIPSE FUNDS

                       SUPPLEMENT DATED DECEMBER 12, 2002
                                     TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002,
                           AS REVISED ON JULY 1, 2002



This Supplement updates certain information contained in the above-dated Statement of Additional Information ("SAI") of Eclipse Funds Inc. and Eclipse Funds (collectively, the "Funds"). You may obtain copies of the SAI, free of charge, by writing to the Funds at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The last sentence of the third paragraph in the section of the SAI entitled, "Investment Practices, Instruments And Risks Common To Multiple Funds - Corporate Debt And Corporate Fixed Income Securities" is hereby deleted and replaced in its entirety as follows:

               If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.



            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.